Fair Value of Financial Instruments	9 Months Ended
Sep. 30, 2014
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments
FAIR VALUE OF FINANCIAL INSTRUMENTS
The Company performs fair value measurements in accordance with ASC 820. ASC 820 defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at their fair values, the Company considers the principal or most advantageous market in which it would transact and consider assumptions that market participants would use when pricing the assets or liabilities, such as inherent risk, transfer restrictions and risk of nonperformance.
ASC 820 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. An asset’s or a liability’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 establishes three levels of inputs that may be used to measure fair value:

•	Level 1: quoted prices in active markets for identical assets or liabilities;

•
Level 2: inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; or

•	Level 3: unobservable inputs that are supported by little or no market activity and that are significant to the fair values of the assets or liabilities.
For cash and cash equivalents, restricted cash, accounts receivable, VAT receivable, accounts payable and other current liabilities, the carrying amount approximates fair value because of the short-term maturity of those instruments. The fair value of the Company's long-term debt is classified as Level 2 and was determined using a discounted cash flow approach using market rates for similar debt instruments. The carrying amount and estimated fair value of the Company's long-term debt as of September 30, 2014 and December 31, 2013 are as follows:

	As of September 30, 2014		As of December 31, 2013
(In thousands)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Liabilities:
Long-term debt, including current portion	$1,304,034	$1,366,156	$437,280	$443,067

Recurring Fair Value Measurements
The following table summarizes the financial instruments measured at fair value on a recurring basis classified in the fair value hierarchy (Level 1, 2 or 3) based on the inputs used for valuation in the accompanying consolidated balance sheet:

(In thousands)	As of September 30, 2014			As of December 31, 2013
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Assets (Liabilities)
Interest rate swaps	$—	$(1,288)	$—	$—	$—	$—
Foreign currency hedges	—	(143)	—	—	—	—
Regulus warrant	—	—	(6,494)	—	—	—
Total	$—	$(1,431)	$(6,494)	$—	$—	$—

The Company's interest rate swaps and foreign currency hedges are classified as Level 2 since all significant inputs are observable for similar instruments. The fair value is determined based on observable market prices for forward currencies and interest rates.  The Regulus warrant is valued using Level 3 inputs. The fair value is based on unobservable inputs, including a cash flow forecast for the project and a market discount rate to determine the fair value of the asset as of the planned sale date. There were no transfers between Level 1, Level 2 and Level 3 financial instruments during the nine months ended September 30, 2014. The Company held no financial instruments measured at fair value during the nine months ended September 30, 2013.